Exhibit 99.2

Leading Grocery-Anchored Strip Center REIT

PHILLIPS EDISON & COMPANY
PECO | Nasdaq Listed

% of Properties Grocery-Anchored (1)(2)

93%
93%
83%
72%
65%
63%
62%
61%
61%
60%
60%
21%
PHILLIPS EDISON & COMPANY
ROIC
Regency Centers.
Saul Centers
FEDERAL 1962
KITE REALTY GROUP
BRIXMOR
WEINGARTEN REALTY
RPT
KIMCO REALTY
RPAI
ACADIA

% ABR From Grocers (1)(3)

35%
24%
23%
19%
16%
15%
14%
14%
9%
9%
6%
NA
PHILLIPS EDISON & COMPANY
Regency Centers.
ROIC
KIMCO REALTY
BRIXMOR
ACADIA
WEINGARTEN REALTY
KITE REALTY GROUP
RPAI
FEDERAL 1962
RPT
Saul Centers

Source: JLL, Company Filings
Notes:
1. Includes all REITs with > 50% neighborhood and community centers and > $900M market cap
2. Percentages based on property count; analysis as of 5/3/2021
3. As of 3/31/2021 except WRI which is as of 12/31/2020 (no Q1 '21 figure reported); BRX, FRT, KIM, and REG include drugstores / pharmacies

Grocery Centered. Community Focused.

12

Why Smaller Centers?

PHILLIPS EDISON & COMPANY
PECO | Nasdaq Listed

Average GLA SF (000s) / Q1'21 Occupancy (1)
95%
113
97%
135
92%
153
92%
162
202
93%
213
94%
215
91%
230
91%
239
92%
248
91%
280
93%
311
92%
PHILLIPS EDISON & COMPANY
ROIC
Regency Centers.
Saul Centers
WEINGARTEN REALTY
KIMCO
BRIXMOR
ACADIA
FEDERAL
KITE REALTY GROUP
RPAI
RPT
Average GLA SF (000s)
Q1'21 Occupancy (2)

- Format Drives Results
- We Own Smaller Centers in Targeted Neighborhood Locations
- We Believe Smaller Centers Create a Positive Leasing Dynamic and Align Well with Retailer Demand – Format Is a Key Driver for Our 95% Occupancy

Sources: JLL, Company Filings as of 3/31/2021

Notes:

1. Includes all REITs with > 50% neighborhood and community centers and > $900M market cap
2. Represents occupancy as of 3/31/2021

Grocery Centered. Community Focused.

13

Why Smaller Centers?
Limited Exposure to High-Risk Retailer Categories

PHILLIPS EDISON & COMPANY
PECO | Nasdaq Listed

PECO's Portfolio Mix Ensures Ecommerce Resiliency and Limited Impact from Store Closures

- Grocery store bankruptcies were only 4% of COVID-era retailer bankruptcies and were heavily coastal market-focused (Fairway, Kings, etc.)
- PECO had exposure to **zero** bankrupt grocers during COVID-19
- Minimal exposure to worst-hit apparel category

COVID-19 U.S. Retailer Bankruptcies by Retail Sector (1)

25%
2%
Apparel, Shoes, Accessories
22%
16%
Restaurants
~2/3 Quick Service Restaurants
12%
2%
Department Stores
9%
2%
Home Furnishings
9%
3%
Fitness
6%
1%
Entertainment
9%
4%
Health & Beauty
35%
4%
Grocery Stores
3%
0%
Car Rental
% Bankruptcy by Sector
% PECO Exposure to Sector (2)

Sources: JLL, Company Filings

Notes:
1. Excludes sectors with < 2% of COVID-19 bankruptcies; reflects % of major bankruptcies since mid-March 2020; as of 5/3/2021
2. % of ABR as of 6/30/2021

Grocery Centered. Community Focused.
16

Why Smaller Centers?
Limited Exposure to Retailer Distress

PHILLIPS EDISON & COMPANY
PECO | Nasdaq Listed

< 1% Exposure (by ABR) to Top 15 2020 Retailer Bankruptcies, with No Exposure to 10 of Top 15 (1)

Combined < 1% of PECO ABR

24 Hour Fitness
GNC
Tuesday Morning
CEC entertainment, inc.
Hair Cuttery

No PECO Exposure

ascena
Christopher & Banks
francesca's
JCPenney
Pier 1 imports
RTW retailwinds
Ruby Tuesday
STAGE
Stein Mart
TAILORED BRANDS

Sources: JLL, Company Filings

Notes:
1. As of 6/30/2021; includes the prorated portion owned though PECO's joint ventures; top 15 bankruptcies by store closures

Grocery Centered. Community Focused.
17

This exhibit contains information from a market study prepared for us by Jones Lang LaSalle Americas, Inc.’s (“JLL”), an independent third-party real estate advisory and consulting services firm, and is included in reliance on JLL’s authority as an expert on such matters. The market study prepared by JLL is based on data (including third-party data), significant assumptions, proprietary methodologies, and the experience and judgment of JLL. No assurance can be given regarding the accuracy or appropriateness of the assumptions and judgments made, or the methodologies used, by JLL, and we have not independently verified the information contained in the market study.